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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 15, 2002

                             COMSHARE, INCORPORATED
             (Exact name of registrant as specified in its charter)



    Michigan                        0-4096                  38-1804887
--------------------------------------------------------------------------------
(State or other                (Commission File          (I.R.S. Employer
jurisdiction of                     Number)              Identification No.)
incorporation or
organization)

555 Briarwood Circle, Ann Arbor, Michigan                    48108
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (734) 994-4800

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

On August 19, 2002, Comshare, Incorporated ("Comshare") issued a press release announcing that Comshare and Codec Systems Limited ("Codec") entered into an Agreement (the "Standstill Agreement") that resulted in the appointment of Anthony Stafford to the board of directors, and provides for certain limitations on Codec's conduct with respect to Comshare and the Comshare common stock owned by Codec. Mr. Stafford is the Chief Executive Officer of Codec. One additional independent director will also be added to Comshare's Board of Directors pursuant to the terms of the Standstill Agreement.

Copies of both the press release issued by Comshare and the Standstill Agreement are attached as exhibits to this Form 8-K and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

No.      Description

10.01    Standstill Agreement dated August 15, 2002

99.01    Press Release dated August 19, 2002





SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       COMSHARE, INCORPORATED


                                     By: /s/  Brian J. Jarzynski
                                        -----------------------------
                                              Brian J. Jarzynski


August 19, 2002


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                                  EXHIBIT INDEX

No.      Description

10.01    Standstill Agreement dated August 15, 2002

99.01    Press Release dated August 19, 2002








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